EXHIBIT 10.3

                   ALASKAN CABLE REGISTRATION RIGHTS AGREEMENT
               [see Exhibit A to Alaskan Cable Purchase Agreement]







                                                         REGISTRATION STATEMENT
                                                                         II-625